UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

ENERGY TRANSFER EQUITY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, TX 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Energy Transfer Equity, L.P. (the “Partnership”) is filing, for each of Energy Transfer Partners, L.P. (“ETP”), Energy Transfer Partners GP, L.P. (“ETP GP”) and Energy Transfer Partners, L.L.C. (“ETP LLC”), the following financial statements and related footnotes: (i) the audited consolidated financial statements as of December 31, 2009 and 2008, and for the years ended December 31, 2009 and 2008, the four months ended December 31, 2007, and the year ended August 31, 2007 and (ii) the unaudited interim condensed consolidated financial statements as of June 30, 2010, and for the three and six months ended June 30, 2010 and 2009. The consolidated financial statements of ETP are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The consolidated financial statements of ETP GP are included as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K and incorporated herein by reference. The consolidated financial statements of ETP LLC are included as Exhibits 99.5 and 99.6 to this Current Report and incorporated herein by reference.

The Partnership owns a 100% membership interest in ETP LLC. ETP LLC is the sole general partner of ETP GP, which in turn is the general partner of ETP.

The Partnership is also filing, for each of Regency Energy Partners LP (“Regency”) and Regency GP LP (“Regency GP LP”), the following financial statements and related footnotes: (i) the audited consolidated financial statements as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009 and (ii) the unaudited interim condensed consolidated financial statements as of June 30, 2010, and for the periods from April 1, 2010 to May 25, 2010 and May 26, 2010 to June 30, 2010, for the periods from January 1, 2010 to May 25, 2010 and May 26, 2010 to June 30, 2010, and for the three and six months ended June 30, 2009. The consolidated financial statements of Regency are included as Exhibits 99.7 and 99.8 to this Current Report on Form 8-K and incorporated herein by reference. The consolidated financial statements of Regency GP LP are included as Exhibits 99.9 and 99.10 to this Current Report on Form 8-K and incorporated herein by reference.

The Partnership indirectly owns the sole general partner of Regency GP LP, which in turn is the general partner of Regency.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibits

Exhibit 23.1	Consent of Grant Thornton LLP

Exhibit 23.2	Consent of KPMG LLP

Exhibit 99.1	Audited consolidated financial statements of Energy Transfer Partners, L.P. and subsidiaries.

Exhibit 99.2	Unaudited interim condensed consolidated financial statements of Energy Transfer Partners, L.P. and subsidiaries.

Exhibit 99.3	Audited consolidated financial statements of Energy Transfer Partners GP, L.P. and subsidiaries.

Exhibit 99.4	Unaudited interim condensed consolidated financial statements of Energy Transfer Partners GP, L.P. and subsidiaries.

Exhibit 99.5	Audited consolidated financial statements of Energy Transfer Partners, L.L.C. and subsidiaries.

Exhibit 99.6	Unaudited interim condensed consolidated financial statements of Energy Transfer Partners, L.L.C. and subsidiaries.

Exhibit 99.7	Audited consolidated financial statements of Regency Energy Partners LP and subsidiaries.

Exhibit 99.8	Unaudited interim condensed consolidated financial statements of Regency Energy Partners LP and subsidiaries.

Exhibit 99.9	Audited consolidated financial statements of Regency GP LP and subsidiaries.

Exhibit 99.10	Unaudited interim condensed consolidated financial statements of Regency GP LP and subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

	By:	LE GP, LLC, its general partner

Date: September 15, 2010		/S/ JOHN W. MCREYNOLDS
John W. McReynolds
President and Chief Financial Officer